Free Writing Prospectus Legend

The issuer has filed a registration statement (including a prospectus) with the
SEC (SEC File No. 333-130408) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov.
Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-866-500-5408.

Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. This material is for your information and none of Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Countrywide Securities Corporation and PNC Capital Markets
(the "Underwriters") are soliciting any action based upon it. The Underwriters and their affiliates, officers, directors, partners and employees, including persons involved in the preparation of issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options).

Any legends, disclaimers or other notices or language that may appear in the text of, at the bottom of, or attached to, an email communication to which this material may have been attached, that are substantantively similar to or in the
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to these materials and should be disregarded:

o   disclaimers regarding accuracy or completeness of the information contained herein or restrictions as to reliance on the information contained herein by investors;

o   disclaimers of responsibility or liability;

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    understand the registration statement or any disclaimers or legends;

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    restricted as to use or reliance; and

o   a legend that information contained in these materials will be superseded or changed by the final prospectus, if the final prospectus is not delivered until after the date of the contract for sale.

Such legends, disclaimers or other notices have been automatically generated as
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CERTAIN CHARACTERISTICS OF MULTIFAMILY LOANS
MLCFC 2006-3

      LOAN
     NUMBER          ORIGINATOR    PROPERTY NAME                                 STREET ADDRESS
------------------------------------------------------------------------------------------------------------------------

             6242       CRF        Whippletree Village MHP                       525 North McHenry Road
      20062909010       MLML       Hawthorne Groves Apartments                   204 Hawthorne Groves Boulevard
        940952615       PNC        Preserve at Colony Lakes                      1000 Farrah Lane
        940952204       PNC        Equinox on the Park Apartment Homes           6200 North Shiloh Rd
      20068538001       MLML       Autumn Park Apartments                        1963 Mosser Road
        940951857       PNC        Silverhawk Apartment Homes                    50-660 Eisenhower Drive
        940952758       PNC        The Heritage Apartment Homes                  7828 Pat Booker Road
      20068503026       MLML       Arioso City Lofts                             3411 North 16th Street
      20069203003       MLML       The Seasons                                   811 East Wetmore Road
        940952757       PNC        Merrywood Apartment Homes                     22400 Westheimer Parkway
        940952854       PNC        Windward Apartment Homes                      600 East Medical Center Boulevard
             6708       CRF        Northern Point Apartments                     1905 West Las Palmaritas Drive
             5506       CRF        Brighton Valley                               Various
             5506       CRF        Brighton Valley Independence Village          7700 &7800 Nemco Way
             5506       CRF        Brighton Day Care-Children's World            7600 Nemco Way
        940952759       PNC        Wynhaven - Hollister Apartments               7740 West Little York
        940952853       PNC        Leeward Apartment Homes                       444 East Medical Center Boulevard
      20068510004       MLML       Campus Quad Phase I                           316 Columbia Drive
      20068509003       MLML       Portofino Apartments                          5780 Windhover Drive
             5343       CRF        Barclay Square Apartments                     3535 Cambridge Street
             5975       CRF        Mariner Village Mobile Home Park              815 124th Street SW
      20069217001       MLML       Southgate Apartments                          10960 Southgate Manor Drive
             6234       CRF        Mapleshade Park                               6606 Mapleshade Lane
             5881       CRF        Colonia Tepeyac Apartments                    5880 Bernal Drive
        880255774       PNC        Villas of Cordoba                             5901 E. Stassney Lane
      20068514004       MLML       The Pointe at St. Joseph's                    307 East LaSalle Avenue
      20069225003       MLML       Watermill Apartments                          1730 East Valley Water Mill Road
             5895       CRF        Casas Adobes                                  6200 North Oracle Road
      20068503027       MLML       Paseo del Sol                                 2634 North 51st Avenue
        940952454       PNC        Colonial Village Apartments - DE              600 Moores Lane
             6213       CRF        Bayberry Cove Apartments                      4363 Bayberry Cove
        940952780       PNC        Lakepointe Apartments - Lincoln City          120 SE Mast Avenue
      20069232017       MLML       Villager Apartments                           480 South Street
        940952699       PNC        La Prada Apartments                           8383 La Prada
             6224       CRF        Cresthill Townhomes                           3589 Cresthill Drive
        880255772       PNC        The Park at Heritage Greene Apartments        2891 Springdale Road
             6028       CRF        Timbers Apartments                            1224 North Albert Pike Avenue
             6073       CRF        Prospect Park                                 1600-26, 1685-95 & 1821 Parkline Drive
             6029       CRF        The Village Apartments                        3600 Kinkead Avenue
             5853       CRF        Arrowhead MHP                                 4175 West 4th Street
        940952702       PNC        Gateway Village Seniors                       2825 S. 12th Street
             6210       CRF        Holiday Acres                                 2701 Leary Lane
             6217       CRF        Willow Creek Apts                             19 Willow Creek Drive
             5447       CRF        The Chateau Apartments                        511 North Woodward Avenue
             6226       CRF        Pine Knoll MHP                                2546 Capitola Road
             6915       CRF        Park Slope Apartment Portfolio                518 4th Avenue and 451 7th Avenue
             6915       CRF        451 7th Avenue                                451 7th Avenue
             6915       CRF        518 4th Avenue                                518 4th Avenue
             6602       CRF        Oak Lane Mobile Village                       3881 Many Oaks Lane
        880255771       PNC        The Park Whispering Pines                     605 First Avenue

      LOAN                                                                                                  INITIAL POOL
     NUMBER                   CITY             COUNTY    STATE      ZIP CODE        PROPERTY TYPE            BALANCE ($)
--------------------------------------------------------------------------------------------------------------------------

             6242    Wheeling               Cook         IL            60090     Manufactured Housing          29,350,000
      20062909010    Orlando                Orange       FL            32835     Multifamily                   27,500,000
        940952615    Stafford               Fort Bend    TX            77477     Multifamily                   26,400,000
        940952204    Garland                Dallas       TX            75044     Multifamily                   24,050,000
      20068538001    Breinigsville          Lehigh       PA            18031     Multifamily                   24,000,000
        940951857    La Quinta              Riverside    CA            92253     Multifamily                   24,000,000
        940952758    Live Oak               Bexar        TX            78233     Multifamily                   22,500,000
      20068503026    Phoenix                Maricopa     AZ            85016     Multifamily                   21,250,000
      20069203003    Tucson                 Pima         AZ            85719     Multifamily                   20,500,000
        940952757    Katy                   Fort Bend    TX            77450     Multifamily                   16,800,000
        940952854    Webster                Harris       TX            77598     Multifamily                   16,750,000
             6708    Phoenix                Maricopa     AZ            85021     Multifamily                   15,450,000
             5506    Brighton               Livingston   MI            48116     Various                       15,200,000
             5506    Brighton               Livingston   MI            48116     Multifamily                   13,700,000
             5506    Brighton               Livingston   MI            48116     Other                          1,500,000
        940952759    Houston                Harris       TX            77040     Multifamily                   14,950,000
        940952853    Webster                Harris       TX            77598     Multifamily                   14,600,000
      20068510004    Carrollton             Carroll      GA            30117     Multifamily                   14,000,000
      20068509003    Orlando                Orange       FL            32819     Multifamily                   13,050,000
             5343    Las Vegas              Clark        NV            89169     Multifamily                   12,400,000
             5975    Everett                Snohomish    WA            98204     Manufactured Housing          11,500,000
      20069217001    Louisville             Jefferson    KY            40229     Multifamily                   10,725,000
             6234    Dallas                 Collin       TX            75252     Multifamily                   10,500,000
             5881    Dallas                 Dallas       TX            75212     Multifamily                    9,764,794
        880255774    Austin                 Travis       TX            78744     Multifamily                    9,486,638
      20068514004    South Bend             St. Joseph   IN            46617     Multifamily                    9,000,000
      20069225003    Springfield            Greene       MO            65803     Multifamily                    8,463,471
             5895    Tucson                 Pima         AZ            85704     Multifamily                    7,396,315
      20068503027    Phoenix                Maricopa     AZ            85035     Multifamily                    6,825,000
        940952454    New Castle Hundred     New Castle   DE            19720     Multifamily                    6,200,000
             6213    Bellbrook              Greene       OH            45305     Multifamily                    4,742,864
        940952780    Lincoln City           Lincoln      OR            97367     Multifamily                    4,300,000
      20069232017    Lockport               Niagara      NY            14094     Multifamily                    3,600,000
        940952699    Dallas                 Dallas       TX            75228     Multifamily                    3,600,000
             6224    Flowery Branch         Hall         GA            30542     Multifamily                    3,600,000
        880255772    Atlanta                Fulton       GA            30315     Multifamily                    2,996,237
             6028    Fort Smith             Sebastian    AR            72904     Multifamily                    2,980,000
             6073    Pittsburgh             Allegheny    PA            15227     Multifamily                    2,800,000
             6029    Fort Smith             Sebastian    AR            72903     Multifamily                    2,575,200
             5853    Reno                   Washoe       NV            89523     Manufactured Housing           2,543,698
        940952702    Beaumont               Jefferson    TX            77701     Multifamily                    2,475,000
             6210    Victoria               Victoria     TX            77901     Manufactured Housing           2,350,000
             6217    Battle Creek           Calhoun      MI            49015     Multifamily                    2,096,875
             5447    Tallahassee            Leon         FL            32304     Multifamily                    1,976,997
             6226    Santa Cruz             Santa Cruz   CA            95062     Manufactured Housing           1,800,000
             6915    Brooklyn               Kings        NY            11215     Multifamily                    1,625,000
             6915    Brooklyn               Kings        NY            11215     Multifamily                      991,250
             6915    Brooklyn               Kings        NY            11215     Multifamily                      633,750
             6602    Shingle Springs        El Dorado    CA            95682     Manufactured Housing           1,274,085
        880255771    Conway                 Faulkner     AR            72032     Multifamily                    1,081,741

                                                                                PADS                            STUDIOS
                           INITIAL                                   ------------------------           ----------------------------
      LOAN              POOL BALANCE                                              AVG RENT                                 AVG RENT
     NUMBER          PER UNIT OR PAD ($)   UTILITIES PAID BY TENANT   # UNITS   PER MO. ($)             # UNITS          PER MO. ($)
------------------------------------------------------------------------------------------------------------------------------------

             6242                 72,113            E,G,W,S            407            670
      20062909010                 83,841
        940952615                 62,857
        940952204                 71,154
      20068538001                 73,620            E,G,S,W
        940951857                120,000            W, G, E
        940952758                 73,770            E, W, S
      20068503026                 68,109             E,S,W
      20069203003                144,366               E
        940952757                 73,684            E, W, S
        940952854                 61,131
             6708                 31,790                                                                 192                   472
             5506                    131
             5506                 90,132                                                                   7                 2,029
             5506                    169
        940952759                 46,285             E, H
        940952853                 57,031          E, S, W, T                                              50                   519
      20068510004                 28,455             E,S,W                                         492 (beds)                  386
      20068509003                 78,144            E, S, W
             5343                 64,921               E
             5975                 69,697               E               165            601
      20069217001                 41,895               E
             6234                 70,946             E, W              148          1,084
             5881                 34,627
        880255774                 60,812
      20068514004                 44,554              E,G
      20069225003                 51,607               E                                                  14                   438
             5895                 36,256             E, G                                                 22                   437
      20068503027                 31,744               G                                                  79                   490
        940952454                 46,970               E
             6213                 26,349              E,G
        940952780                 44,792            E, W, S
      20069232017                 30,508              E,G
        940952699                 31,304               E
             6224                 63,158            E, S, W
        880255772                 27,488             E, H
             6028                 20,135
             6073                 15,301               E                                                  76                   330
             6029                 17,638
             5853                 41,700             E, G               61            415
        940952702                 21,336            E, H, W
             6210                 17,029          E, G, W, S           138            215
             6217                 23,299             E, G
             5447                 47,071               E
             6226                 24,000            E, G, W             75            318
             6915                108,333
             6915                141,607
             6915                 79,219
             6602                 38,609            E, G, T             33            398
        880255771                 27,044             S, W

                                1 BEDROOM                                2 BEDROOM                              3 BEDROOM
                  ------------------------------------  -------------------------------------- -------------------------------------
  Loan                                    Avg Rent                                 Avg Rent                               Avg Rent
 Number               # Units            per mo. ($)           # Units            per mo. ($)         # Units            per mo. ($)
------------------------------------------------------------------------------------------------------------------------------------

         6242
  20062909010                 80                 771                  200                 994                 48               1,153
    940952615
    940952204                215                 873                  107               1,216                 16               1,429
  20068538001                 48                 913                  254               1,133                 24               1,625
    940951857                 46                 985                  154               1,333
    940952758                153                 740                  134               1,064                 18               1,342
  20068503026                204                 761                  108                 872
  20069203003          6 (6 beds)                700          14 (28 beds)              1,000       36 (108 beds)              1,432
    940952757                138                 843                   71               1,242                 19               1,859
    940952854                                                         274                 717
         6708                221                 579                   73                 751
         5506
         5506                 96               2,568                   49               3,176
         5506
    940952759                114                 740                  161                 921                 48               1,171
    940952853                118                 767                   88                 999
  20068510004
  20068509003                128                 932                   39               1,132
         5343                 92                 788                   99                 606
         5975
  20069217001                116                 604                  140                 789
         6234                                                         148               1,084
         5881                 41                 529                  113                 642                104                 749
    880255774                                                          80                 703                 76                 773
  20068514004                 80                 663                  122                 784
  20069225003                 56                 549                   56                 632                 38                 740
         5895                 90                 519                   92                 633
  20068503027                136                 591
    940952454                 60                 658                   66                 738                  6                 818
         6213                                                         108                 545                 72                 630
    940952780                                                          96                 618
         6224                                                          25                 689                 26                 731
  20069232017                 12                 470                   92                 555                 14                 681
    940952699                 73                 543                   42                 662
    880255772                 60                 488                   41                 582                  8                 675
         6028                100                 321                   48                 419
         6073                 68                 375                   28                 505                 11                 545
         6029                 84                 318                   49                 388                 13                 345
         5853
    940952702                 68                 418                   48                 494
         6210
         6217                 16                 419                   54                 516                 20                 623
         5447                 42                 690
         6226
         6915                  6               1,119                    8               1,023
         6915                  6               1,119
         6915                                                           8               1,023
         6602
    880255771                                                          40                 540

                         4 BEDROOM                         5 BEDROOM
               ----------------------------------  --------------------------
  Loan                               Avg Rent                       Avg Rent  Elevators
 NUMBER             # UNITS        PER MO. ($)        #UNITS      PER MO. ($)   (Y/N)     CURRENT LTV   NCF DSCR    ORIG IO PERIOD
------------------------------------------------------------------------------------------------------------------------------------

         6242                                                                        No       77.44         1.21                24
  20062909010                                                                        No       78.57         1.19                 0
    940952615                                                                        No       71.29         1.20                60
    940952204                                                                        No       79.90         1.23                36
  20068538001                                                                        No       51.84         1.45                36
    940951857                                                                        No       69.36         1.27                36
    940952758                                                                        No       79.79         1.20                48
  20068503026                                                                        No       67.03         1.34               120
  20069203003        76 (304 beds)         1,867                                    Yes       77.95         1.46                 0
    940952757                                                                        No       80.00         1.18                42
    940952854                                                                        No       79.76         1.31                24
         6708                                                                        No       77.25         1.20                36
         5506                                                                       Yes       79.33         1.49                12
         5506                                                                       Yes
         5506                                                                        No
    940952759                                                                        No       62.55         1.27                60
    940952853                                                                        No       79.78         1.35                24
  20068510004                                                                        No       71.43         1.20                36
  20068509003                                                                        No       82.73         1.22                12
         5343                                                                       Yes       70.86         1.20                24
         5975                                                                        No       76.67         1.20                60
  20069217001                                                                        No       55.00         1.67               120
         6234                                                                        No       69.08         1.21                60
         5881                  24            780                                     No       72.65         1.20                 0
    880255774                                                                        No       72.42         1.15                 0
  20068514004                                                                        No       76.78         1.12                60
  20069225003                                                                        No       78.37         1.20                 0
         5895                                                                        No       62.52         1.27                 0
  20068503027                                                                        No       75.00         1.21                24
    940952454                                                                        No       75.15         1.22                12
         6213                                                                        No       72.97         1.21                 0
    940952780                                                                        No       72.88         1.25                36
         6224                   6            770                                     No       75.00         1.20                24
  20069232017                                                                        No       80.90         1.43                36
    940952699                                                                        No       72.00         1.21                24
    880255772                                                                        No       71.34         1.33                 0
         6028                                                                        No       78.42         1.29                36
         6073                                                                        No       70.00         1.31                 0
         6029                                                                        No       76.87         1.36                36
         5853                                                                        No       79.49         1.20                 0
    940952702                                                                        No       80.36         1.16                 0
         6210                                                                                 79.66         1.21                24
         6217                                                                        No       73.57         1.53                 0
         5447                                                                        No       65.90         1.38                 0
         6226                                                                        No       67.67         1.20                24
         6915                                                                        No       54.17         1.20                60
         6915                                                                        No
         6915                                                                        No
         6602                                                                        No       75.84         1.20                 0
    880255771                                                                        No       68.68         1.22                 0

      LOAN
     NUMBER            ORIG AM TERM    ORIG TERM     1ST PAYMENT DATE
----------------------------------------------------------------------

             6242               420           84             8/8/2006
      20062909010               360          120            10/1/2006
        940952615               360          120             9/1/2006
        940952204               360          120            12/1/2005
      20068538001               360          120            10/1/2006
        940951857               360          120             8/1/2005
        940952758               360          120             8/1/2006
      20068503026                 0          120             9/1/2006
      20069203003               360          120            10/1/2006
        940952757               360          120             7/1/2006
        940952854               360          120             8/1/2006
             6708               360          120             9/8/2006
             5506               360          120            10/8/2006
             5506
             5506
        940952759               360          120            10/1/2006
        940952853               360          120             8/1/2006
      20068510004               360          120            10/1/2006
      20068509003               360          120             7/1/2006
             5343               360           60             9/8/2006
             5975                 0           60            10/8/2006
      20069217001                 0          120             6/1/2006
             6234               360          120             9/8/2006
             5881               360          120             7/8/2006
        880255774               360          144             8/1/2006
      20068514004                 0           60            10/1/2006
      20069225003               360          120             9/1/2006
             5895               420          120             9/8/2006
      20068503027               360          120             9/1/2006
        940952454               360          120             7/1/2006
             6213               360          120             8/8/2006
        940952780               360          120             9/1/2006
      20069232017               360          120             9/1/2006
        940952699               360          120             8/1/2006
             6224               360          120             8/8/2006
        880255772               360          216             8/1/2006
             6028               360           60             8/8/2006
             6073               360          120            10/8/2006
             6029               360           60             8/8/2006
             5853               360          120             7/8/2006
        940952702               360          180            10/1/2006
             6210               360          120             8/8/2006
             6217               360          120             8/8/2006
             5447               360          120             8/8/2006
             6226               360          120             8/8/2006
             6915               360          120             9/8/2006
             6915
             6915
             6602               360          120             9/8/2006
        880255771               360          216             7/1/2006